SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     Date  of  Report  (Date  of  earliest event reported)     FEBRUARY 18, 2005
                                                               -----------------

                                 I/OMAGIC CORPORATION
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            NEVADA                000-27267            88-0290623
 ----------------------------     ---------            ----------
 (State or other jurisdiction    (Commission           (IRS Employer
      of incorporation)          File Number)        Identification No.)

                    4 MARCONI, IRVINE, CALIFORNIA 92618
               -----------------------------------------------------
               (Address of principal executive offices)   (Zip Code)

Registrant's  telephone  number,  including  area  code    (949)  707-4800
                                                           ---------------

                                    NOT APPLICABLE
          ---------------------------------------------------------------------
          (Former  name  or  former  address,  if  changed  since  last  report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [  ] Written  communications  pursuant to Rule 425 under the Securities Act
         (17  CFR  230.425)

    [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR  240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.   ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

     On February 18, 2005, I/OMagic Corporation ("I/OMagic") and United National Bank ("UNB") executed a Change in Terms Agreement amending the maturity date of I/OMagic's line of credit with UNB. The Change in Terms Agreement is effective February 18, 2005. The Change in Terms Agreement amended the maturity date of I/OMagic's Promissory Note dated August 15, 2003 in favor of UNB in the principal amount of up to $6,000,000 from February 18, 2005 to March 1, 2005.

ITEM 9.01.   FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)     Financial  Statements  of  Businesses  Acquired.
             -----------------------------------------------
             Not  applicable.

     (b)     Pro  Forma  Financial  Information.
             ----------------------------------
             Not  applicable.

     (c)     Exhibits.
             --------
             Number     Description
             ------     -----------
              10.1      Change  in  Terms  Agreement  dated  February  18, 2005
                        between I/OMagic Corporation and United National Bank

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February  18,  2005              I/OMAGIC  CORPORATION

                                        By:     /s/ STEVE  GILLINGS
                                                --------------------
                                                Steve  Gillings,  Chief
                                                Financial  Officer

                         EXHIBITS FILED WITH THIS REPORT
Number     Description
------     -----------
10.1 Change in Terms Agreement dated February 18, 2005 between I/OMagic Corporation and United National Bank